As Filed with the Securities and Exchange Commission on January 11, 2010

Registration Statement No. 333-158801

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Post-Effective Amendment No. 1

To

FORM S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

JARDEN CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	35-1828377
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

555 Theodore Fremd Avenue

Rye, New York 10580

(914) 967-9400

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Martin E. Franklin

Chairman and Chief Executive Officer

Jarden Corporation

555 Theodore Fremd Avenue

Rye, New York 10580

(914) 967-9400

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copy to:

Robert L. Lawrence, Esq.

Kane Kessler, P.C.

1350 Avenue of the Americas

New York, New York 10019

(212) 541-6222

Approximate Date of Commencement of Proposed Sale to Public: From time to time after the effective date of this Registration Statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), other than the securities offered only in connection with dividend or interest reinvestment plans, check the following box.  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☒

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☐

Indicate by check mark whether the registrant is a large accelerated filed, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definition of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-1 of the Exchange Act. (Check one):

Large accelerated filer ☒	Accelerated Filer ☐
Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller Reporting Company ☐

TABLE OF ADDITIONAL REGISTRANTS

Name of Additional Registrant*	Jurisdiction of Incorporation or Organization	IRS Employer ID Number
Alltrista Plastics LLC	Indiana	35-2000584
American Household, Inc.	Delaware	25-1638266
Australian Coleman, Inc.	Kansas	48-0898070
Bicycle Holding, Inc.	Delaware	31-1421129
BRK Brands, Inc.	Delaware	04-3157073
CC Outlet, Inc.	Delaware	13-3966497
Coleman International Holdings, LLC	Delaware	13-3639257
Coleman Worldwide Corporation	Delaware	13-3704484
First Alert, Inc.	Delaware	04-3157075
Hearthmark, LLC	Delaware	35-2000585
Holmes Motor Corporation	Delaware	04-3438010
Jarden Acquisition I, LLC	Delaware	20-0893342
Jarden Zinc Products, LLC	Indiana	35-2000583
JT Sports LLC	Delaware	20-0595206
K-2 Corporation	Indiana	35-1175329
K2 Inc.	Delaware	95-2077125
Kansas Acquisition Corp.	Delaware	13-3738068
L.A. Services, Inc.	Delaware	65-0973486
Laser Acquisition Corp.	Delaware	65-0826385
Lehigh Consumer Products LLC	Delaware	23-2936885
Loew-Cornell, LLC	Delaware	22-2013755
Marker Volkl USA, Inc.	New Hampshire	02-0465241
Marmot Mountain, LLC	Delaware	73-1706851
Miken Sports, LLC	Delaware	04-3798778
Nippon Coleman, Inc.	Kansas	48-0898069
Outdoor Technologies Corporation	Iowa	42-1204277
Penn Fishing Tackle Mfg. Co.	Pennsylvania	23-1333002
Pure Fishing, Inc.	Iowa	42-0784220
Quoin, LLC	Delaware	88-0374612
Rawlings Sporting Goods Company, Inc.	Delaware	43-1674348
Sea Striker, LLC	Delaware	26-4463603
Shakespeare Company, LLC	Delaware	38-1022940
Shakespeare Conductive Fibers, LLC	Delaware	38-1022940
SI II, Inc.	Florida	65-0717251
Sitca Corporation	Washington	91-0978656
Sunbeam Americas Holdings, LLC	Delaware	25-1638268
Sunbeam Products, Inc.	Delaware	25-1406546
The Coleman Company, Inc.	Delaware	13-3639257
The United States Playing Card Company	Delaware	31-1421130
USPC Holding, Inc.	Delaware	31-1421131

*	Addresses and telephone numbers of principal executive offices are the same as those of Jarden Corporation.

EXPLANATORY NOTE

This Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 (File No. 333-158801) (the “Registration Statement”) is being filed solely for the purpose of amending the Exhibit Index to file each of the Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 for Wells Fargo Bank, National Association and a form of Indenture between the Registrant and Wells Fargo Bank, National Association. No changes or additions are being made hereby to the prospectus that forms a part of the Registration Statement, and the Prospectus has accordingly been omitted from this filing.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.	Other Expenses of Issuance and Distribution

The expenses to be paid by us in connection with the distribution of securities of Jarden Corporation (the “Registrant”) being registered are as set forth in the following table:

Registration Fee - Securities and Exchange Commission	**
*Legal Fees and Expenses	$1,000,000
*Accounting Fees and Expenses	300,000
*Printing Fees and Expenses	150,000
*Transfer Agent and Registrar Fees	20,000
* Blue Sky Fees	—
*Trustee’s Fees and Expenses	20,000
*Miscellaneous	200,000
*Total	$1,690,000

*	Estimated
**	In accordance with Rule 456(b) and 457(r) we are deferring payment of the registration fee.

Item 15.	Indemnification of Directors and Officers

Under Section 145 of the Delaware General Corporation Law, a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer employee or agent of another corporation or other enterprise, against expenses, costs or fees (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding (a) if such person acted in good faith and in a manner that such person reasonably believed to be in or not opposed to the best interests of the corporation and (b) with respect to any criminal action or proceeding, if such person had no reasonable cause to believe such conduct was unlawful. If the person indemnified is not wholly successful in such action, suit or proceeding, but is successful, on the merits or otherwise, in one or more but less than all the claims, issues or matters in such proceeding, such person may be indemnified against expenses actually and reasonably incurred in connection with each successfully resolved claim, issue or matter. In the case of an action or suit by or in the right of the corporation, no indemnification may be made in respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery of the State of Delaware, or the court in which such action or suit was brought, shall determine that, despite the adjudication of liability, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper. Section 145 provides that, to the extent a director, officer, employee or agent of a corporation has been successful in the defense of any action, suit or proceeding referred to above or in the defense of any claim, issue or manner therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

Section B of Article VII of the Registrant’s Restated Certificate of Incorporation, as amended, provides the following:

1.

The Registrant shall indemnify each person who is or was a director, officer or employee of the Registrant, or of any other corporation, partnership, joint venture, trust or other enterprise which he is serving or served in any capacity at the request of the Registrant, against any and all liability and reasonable expense that may be incurred by such person in connection with or resulting from any claim, actions, suit or proceeding (whether actual or threatened, brought by or in the right of the Registrant or such other corporation, partnership, joint venture, trust or other enterprise, or otherwise, civil, criminal, administrative, investigative, or in connection with an appeal relating thereto), in which such person may become involved, as a party or otherwise, by reason of such person’s being or having been a director, officer or employee of the Registrant or of such other corporation, partnership, joint venture, trust or other enterprise or by reason of any past or future action taken or not taken in such person’s capacity as such director, officer or employee, whether or not such person continues to be such at the time such liability or expense is incurred, provided that a determination is made by the Registrant in accordance with Delaware law that such person acted in good faith and in a manner he reasonably believed to be in the best interests of the Registrant or at least not opposed to the best interests of such other corporation, partnership, joint venture, trust or other enterprise, as the case may be, and, in addition, in any criminal action or proceedings, had reasonable cause to believe such person’s conduct was lawful or no reasonable cause to believe that such person’s conduct was unlawful. The termination of a proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent is not, of itself, determinative that the person did not meet the standard of conduct described in the previous sentence. Notwithstanding the foregoing, there shall be no indemnification (a) as to amounts paid or payable to the Registrant or such other corporation, partnership, joint venture, trust or other enterprise, as the case may be, for or based upon the director, officer or employee having gained in fact any personal profit or advantage to which such person was not legally entitled; (b) as to amounts paid or payable to the Registrant for an accounting of profits in fact made from the purchase or sale of securities of the Registrant within the meaning of Section 16(b) of the Exchange Act and amendments thereto or similar provisions of any state statutory law; or (c) with respect to matters as to which indemnification would be in contravention of the laws of the State of Delaware or of the United States of America whether as a matter of public policy or pursuant to statutory provisions.

2.	Any such director, officer or employee who has been wholly successful, on the merits or otherwise, with respect to any claim, action, suit or proceeding of the character described herein shall be entitled to indemnification as of right, except to the extent such person has otherwise been indemnified. Except as provided in the preceding sentence, any indemnification hereunder shall be granted by the Registrant, but only if (a) the Board of Directors of the Registrant, acting by a quorum consisting of directors who are not partners to or who have been wholly successful with respect to such claim, action, suit or proceeding, shall find that the director, officer or employee has met the applicable standards of conduct set forth in paragraph 1 above; or (b) outside legal counsel engaged by the Registrant (who may be regular counsel of the Registrant) shall deliver to the Registrant its written opinion that such director, officer or employee has met such applicable standards of conduct; or (c) a court of competent jurisdiction has determined that such director, officer or employee has met such standards, in an action brought either by the Registrant, or by the director, officer or employee seeking indemnification, applying de novo such applicable standards of conduct. The termination of any claim, action, suit or proceeding, civil or criminal, by judgment, settlement (whether with or without court approval) or conviction or upon a plea of guilty or of nolo contendere, or its equivalent, shall not create a presumption that a director, officer or employee did not meet the applicable standards of conduct set forth in paragraph 1 above.

3.	As used in Section B of Article VII, the term “liability” means amounts paid in settlement or in satisfaction of judgments of fines or penalties, and the term “expense” includes, but is not limited to, attorneys’ fees and disbursements, incurred in connection with the claim, action, suit or proceeding. The Registrant may advance expenses to, or where appropriate may at its option and expense undertake the defense of, any such director, officer or employee upon receipt of an undertaking by or on behalf of such person to repay such expenses if it should ultimately be determined that the person is not entitled to indemnification under this Section B of Article VII.

4.	The provisions of Section B of Article VII are applicable to claims, actions, suits or proceedings made or commenced after the adoption hereof, whether arising from acts or omissions to act occurring before or after the adoption thereof. If several claims, issues or matters of action are involved, any such director, officer or employee may be entitled to indemnification as to some matters even though he is not so entitled as to others. The rights of indemnification provided thereunder are in addition to any rights to which any director, officer or employee concerned may otherwise be entitled by contract or as a matter of law, and inure to the benefit of the heirs, executors and administrators of any such director, officer or employee. Any repeal or modification of the provisions of Section B of Article VII by the stockholders of the Registrant will not adversely affect any rights to indemnification and advancement of expenses existing pursuant to such Section with respect to any acts or omissions occurring prior to such repeal or modification.

The Registrant’s directors and officers are insured (subject to certain exceptions and deductions) against liabilities which they may incur in their capacity as such including liabilities under the Securities Act, under liability insurance policies carried by the Registrant.

Item 16.	Exhibits and Financial Statement Schedules

The following exhibits are included herein or incorporated by reference:

Exhibit	Description

1.1	Underwriting Agreement, dated April 27, 2009, by and among the Registrant, the subsidiary guarantors named therein and the underwriters party thereto (filed as Exhibit 1.1 to the Registrant’s Current Report on Form 8-K, filed with the Commission on April 29, 2009, and incorporated herein by reference).

1.2	Form of Underwriting Agreement. (1)

4.1	Form of Indenture between the Registrant and The Bank of New York Mellon, as Trustee. (2)

4.2	Form of Indenture between the Registrant and Wells Fargo Bank, National Association, as Trustee. (3)

5.1	Opinion of Kane Kessler, P.C. (2)

5.2	Opinion of Kane Kessler, P.C. (3)

12.1	Statement re: Computation of Ratio of Earnings to Fixed Charges. (2)

23.1	Consent of Independent Registered Public Accounting Firm. (2)

23.2	Consent of Independent Registered Public Accounting Firm. (2)

23.3	Consent of Kane Kessler, P.C. (Included in Exhibit 5.1). (2)

23.4	Consent of Kane Kessler, P.C. (Included in Exhibit 5.2). (3)

24.1	Powers of Attorney (included on the signature pages of the Registration Statement). (2)

25.1	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939. (2)

25.2	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939. (3)

(1)	To be filed, if necessary, as an exhibit to a post-effective amendment to this Registration Statement or as an exhibit to a Current Report on Form 8-K to be filed by the Registrant in connection with a specific offering, and incorporated herein by reference.
(2)	Incorporated by reference to the Registrant’s Registration Statement on Form S-3 (File No. 333-158801), as filed with the Commission on April 27, 2009, to which this Post-Effective Amendment No. 1 relates.
(3)	Filed herewith.

Item 17.	Undertakings

1.	The undersigned Registrant hereby undertakes:

(a)	To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)	To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii)	To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement;

(iii)	To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (a)(i), (a)(ii) and (a)(iii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed or furnished to the Commission by the Registrant pursuant to Section 13 or 15(d) of the Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement;

(b)	That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

(c)	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

2.	That for purposes of determining liability under the Securities Act of 1933 to any purchaser:

(i)	Each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(ii)

Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by Section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

3.	That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, the undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i)	Any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424;

(ii)	Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(iii)	The portion of any other free writing prospectus relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(iv)	Any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4.	The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Exchange Act of 9134) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

5.	Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the undersigned Registrant pursuant to the provisions described in Item 15 or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to its Registration Statement on Form S-3 (File No. 333-158801) to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Rye, State of New York, on January 11, 2010.

JARDEN CORPORATION

By:	/s/ IAN G.H. ASHKEN
Name:	Ian G.H. Ashken
Title:	Vice Chairman and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement on Form S-3 (File No. 333-158801) has been signed below by the following persons in the capacities indicated on January 11, 2010.

Name	Title

* Martin E. Franklin	Chairman and Chief Executive Officer (Principal Executive Officer)

/S/ IAN G.H. ASHKEN Ian G.H. Ashken	Vice Chairman and Chief Financial Officer (Principal Financial Officer)

* Richard T. Sansone	Chief Accounting Officer (Principal Accounting Officer)

* René-Pierre Azria	Director

* Michael S. Gross	Director

* Richard J. Heckmann	Director

* Douglas W. Huemme	Director

* Richard L. Molen	Director

* Irwin D. Simon	Director

* Robert L. Wood	Director

*By:	/S/ IAN G.H. ASHKEN
Ian G.H. Ashken, attorney-in-fact pursuant to power of attorney filed as part of this registration statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to its Registration Statement on Form S-3 (File No. 333-158801) to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Rye, State of New York, on January 11, 2010.

ALLTRISTA PLASTICS LLC

By:	/s/ IAN G.H. ASHKEN
Name:	Ian G.H. Ashken
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement on Form S-3 (File No. 333-158801) has been signed below by the following persons in the capacities indicated on January 11, 2010.

Name	Title

* Martin E. Franklin	Chief Executive Officer (Principal Executive Officer)

/S/ IAN G.H. ASHKEN Ian G.H. Ashken	Vice President and Treasurer (Principal Financial and Accounting Officer)

/S/ IAN G.H. ASHKEN Ian G.H. Ashken	Vice President and Treasurer of Quoin, LLC, the sole member of Alltrista Plastics LLC

*By:	/S/ IAN G.H. ASHKEN
Ian G.H. Ashken, attorney-in-fact pursuant to power of attorney filed as part of this registration statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to its Registration Statement on Form S-3 (File No. 333-158801) to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Rye, State of New York, on January 11, 2010.

AMERICAN HOUSEHOLD, INC.

By:	/s/ IAN G.H. ASHKEN
Name:	Ian G.H. Ashken
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement on Form S-3 (File No. 333-158801) has been signed below by the following persons in the capacities indicated on January 11, 2010.

Name	Title

* Martin E. Franklin	Director and Chief Executive Officer (Principal Executive Officer)

/S/ IAN G.H. ASHKEN Ian G.H. Ashken	Director, Vice President and Treasurer (Principal Financial and Accounting Officer)

*By:	/S/ IAN G.H. ASHKEN
Ian G.H. Ashken, attorney-in-fact pursuant to power of attorney filed as part of this registration statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to its Registration Statement on Form S-3 (File No. 333-158801) to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Rye, State of New York, on January 11, 2010.

AUSTRALIAN COLEMAN, INC.

By:	/s/ IAN G.H. ASHKEN
Name:	Ian G.H. Ashken
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement on Form S-3 (File No. 333-158801) has been signed below by the following persons in the capacities indicated on January 11, 2010.

Name	Title

* Sam Solomon	Chief Executive Officer (Principal Executive Officer)

* Dan Hogan	Chief Financial Officer (Principal Financial and Accounting Officer)

* Martin E. Franklin	Director

/s/ IAN G.H. ASHKEN Ian G.H. Ashken	Director

* Richard Guilfoile	Director

* By:	/S/ IAN G.H. ASHKEN
Ian G.H. Ashken, attorney-in-fact pursuant to power of attorney filed as part of this registration statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to its Registration Statement on Form S-3 (File No. 333-158801) to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Rye, State of New York, on January 11, 2010.

BICYCLE HOLDING, INC.

By:	/s/ IAN G.H. ASHKEN
Name:	Ian G.H. Ashken
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement on Form S-3 (File No. 333-158801) has been signed below by the following persons in the capacities indicated on January 11, 2010.

Name	Title

* Phillip Dolcimascolo	President (Principal Executive Officer)

/s/ IAN G.H. ASHKEN Ian G.H. Ashken	Director, Secretary and Treasurer (Principal Financial and Accounting Officer)

* Martin E. Franklin	Director

* By:	/S/ IAN G.H. ASHKEN
Ian G.H. Ashken, attorney-in-fact pursuant to power of attorney filed as part of this registration statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to its Registration Statement on Form S-3 (File No. 333-158801) to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Rye, State of New York, on January 11, 2010.

BRK BRANDS, INC.

By:	/s/ IAN G.H. ASHKEN
Name:	Ian G.H. Ashken
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement on Form S-3 (File No. 333-158801) has been signed below by the following persons in the capacities indicated on January 11, 2010.

Name	Title

* Tom Russo	President (Principal Executive Officer)

/s/ IAN G.H. ASHKEN Ian G.H. Ashken	Director, Vice President and Treasurer (Principal Financial and Accounting Officer)

* Martin E. Franklin	Director

* By:	/S/ IAN G.H. ASHKEN
Ian G.H. Ashken, attorney-in-fact pursuant to power of attorney filed as part of this registration statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to its Registration Statement on Form S-3 (File No. 333-158801) to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Rye, State of New York, on January 11, 2010.

CC OUTLET, INC.

By:	/s/ IAN G.H. ASHKEN
Name:	Ian G.H. Ashken
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement on Form S-3 (File No. 333-158801) has been signed below by the following persons in the capacities indicated on January 11, 2010.

Name	Title

* Sam Solomon	President and Chief Executive Officer (Principal Executive Officer)

* Dan Hogan	Senior Vice President - Global Administration and Chief Financial Officer (Principal Financial and Accounting Officer)

* Martin E. Franklin	Director

/s/ IAN G.H. ASHKEN Ian G.H. Ashken	Director

* By:	/s/ IAN G.H. ASHKEN
Ian G.H. Ashken, attorney-in-fact pursuant to power of attorney filed as part of this registration statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to its Registration Statement on Form S-3 (File No. 333-158801) to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Rye, State of New York, on January 11, 2010.

THE COLEMAN COMPANY, INC.

By:	/s/ IAN G.H. ASHKEN
Name:	Ian G.H. Ashken
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement on Form S-3 (File No. 333-158801) has been signed below by the following persons in the capacities indicated on January 11, 2010.

Name	Title

* Sam Solomon	President and Chief Executive Officer (Principal Executive Officer)

* Dan Hogan	Senior Vice President - Global Administration and Chief Financial Officer (Principal Financial and Accounting Officer)

* Martin E. Franklin	Director

/s/ IAN G.H. ASHKEN Ian G.H. Ashken	Director

* By:	/s/ IAN G.H. ASHKEN
Ian G.H. Ashken, attorney-in-fact pursuant to power of attorney filed as part of this registration statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to its Registration Statement on Form S-3 (File No. 333-158801) to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Rye, State of New York, on January 11, 2010.

COLEMAN INTERNATIONAL HOLDINGS, LLC

By:	/s/ IAN G.H. ASHKEN
Name:	Ian G.H. Ashken
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement on Form S-3 (File No. 333-158801) has been signed below by the following persons in the capacities indicated on January 11, 2010.

Name	Title

/s/ IAN G.H. ASHKEN Ian G.H. Ashken	Vice President and Treasurer (Principal Executive, Financial and Accounting Officer)

/s/ Ian G.H. Ashken Ian G.H. Ashken	Vice President and Treasurer of The Coleman Company, Inc., the sole member of Coleman International Holdings, LLC

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to its Registration Statement on Form S-3 (File No. 333-158801) to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Rye, State of New York, on January 11, 2010.

COLEMAN WORLDWIDE CORPORATION

By:	/s/ IAN G.H. ASHKEN
Name:	Ian G.H. Ashken
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement on Form S-3 (File No. 333-158801) has been signed below by the following persons in the capacities indicated on January 11, 2010.

Name	Title

* Martin E. Franklin	Director and Chief Executive Officer (Principal Executive Officer)

/S/ IAN G.H. ASHKEN Ian G.H. Ashken	Director, Vice President and Treasurer (Principal Financial and Accounting Officer)

*By:	/S/ IAN G.H. ASHKEN
Ian G.H. Ashken, attorney-in-fact pursuant to power of attorney filed as part of this registration statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to its Registration Statement on Form S-3 (File No. 333-158801) to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Rye, State of New York, on January 11, 2010.

FIRST ALERT, INC.

By:	/s/ IAN G.H. ASHKEN
Name:	Ian G.H. Ashken
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement on Form S-3 (File No. 333-158801) has been signed below by the following persons in the capacities indicated on January 11, 2010.

Name	Title

* Tom Russo	President (Principal Executive Officer)

/S/ IAN G. H. ASHKEN Ian G.H. Ashken	Director, Vice President and Treasurer (Principal Financial and Accounting Officer)

* Martin E. Franklin	Director

*By:	/S/ IAN G.H. ASHKEN
Ian G.H. Ashken, attorney-in-fact pursuant to power of attorney filed as part of this registration statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to its Registration Statement on Form S-3 (File No. 333-158801) to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Rye, State of New York, on January 11, 2010.

HEARTHMARK, LLC

By:	/s/ IAN G.H. ASHKEN
Name:	Ian G.H. Ashken
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement on Form S-3 (File No. 333-158801) has been signed below by the following persons in the capacities indicated on January 11, 2010.

Name	Title

* Martin E. Franklin	Chief Executive Officer (Principal Executive Officer)

* Steve Smith	Vice President, Finance and Chief Financial Officer (Principal Financial and Accounting Officer)

/S/ IAN G.H. ASHKEN Ian G.H. Ashken	Vice President and Treasurer of Quoin, LLC, the sole member of Hearthmark, LLC

*By:	/S/ IAN G.H. ASHKEN
Ian G.H. Ashken, attorney-in-fact pursuant to power of attorney filed as part of this registration statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to its Registration Statement on Form S-3 (File No. 333-158801) to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Rye, State of New York, on January 11, 2010.

HOLMES MOTOR CORPORATION

By:	/s/ IAN G.H. ASHKEN
Name:	Ian G.H. Ashken
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement on Form S-3 (File No. 333-158801) has been signed below by the following persons in the capacities indicated on January 11, 2010.

Name	Title

* Andrew C. Hill	President and Chief Executive Officer (Principal Executive Officer)

* Alan W. LeFevre	Chief Operating Officer and Executive Vice President, Finance (Principal Financial and Accounting Officer)

* Martin E. Franklin	Director

/S/ IAN G.H. ASHKEN Ian G.H. Ashken	Director

*By:	/S/ IAN G.H. ASHKEN
Ian G.H. Ashken, attorney-in-fact pursuant to power of attorney filed as part of this registration statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to its Registration Statement on Form S-3 (File No. 333-158801) to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Rye, State of New York, on January 11, 2010.

JARDEN ACQUISITION I, LLC

By:	/s/ IAN G.H. ASHKEN
Name:	Ian G.H. Ashken
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement on Form S-3 (File No. 333-158801) has been signed below by the following persons in the capacities indicated on January 11, 2010.

Name	Title

* Martin E. Franklin	President (Principal Executive Officer)

/S/ IAN G.H. ASHKEN Ian G.H. Ashken	Vice President and Treasurer (Principal Financial and Accounting Officer)

/S/ IAN G.H. ASHKEN Ian G.H. Ashken	Chief Financial Officer of Jarden Corporation, the sole member of Jarden Acquisition I, LLC

*By:	/S/ IAN G.H. ASHKEN
Ian G.H. Ashken, attorney-in-fact pursuant to power of attorney filed as part of this registration statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to its Registration Statement on Form S-3 (File No. 333-158801) to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Rye, State of New York, on January 11, 2010.

JARDEN ZINC PRODUCTS, LLC

By:	/s/ IAN G.H. ASHKEN
Name:	Ian G.H. Ashken
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement on Form S-3 (File No. 333-158801) has been signed below by the following persons in the capacities indicated on January 11, 2010.

Name	Title

* Martin E. Franklin	Chief Executive Officer (Principal Executive Officer)

/S/ IAN G.H. ASHKEN Ian G.H. Ashken	Vice President and Treasurer (Principal Financial and Accounting Officer)

/S/ IAN G.H. ASHKEN Ian G.H. Ashken	Vice President and Treasurer of Quoin, LLC, the sole member of Jarden Zinc Products, LLC

*By:	/S/ IAN G.H. ASHKEN
Ian G.H. Ashken, attorney-in-fact pursuant to power of attorney filed as part of this registration statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to its Registration Statement on Form S-3 (File No. 333-158801) to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Rye, State of New York, on January 11, 2010.

JT SPORTS LLC

By:	/s/ IAN G.H. ASHKEN
Name:	Ian G.H. Ashken
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement on Form S-3 (File No. 333-158801) has been signed below by the following persons in the capacities indicated on January 11, 2010.

Name	Title

* Robert M. Parish	President (Principal Executive Officer)

* Mark A. Malone	Executive Vice President - Finance (Principal Financial and Accounting Officer)

/S/ IAN G.H. ASHKEN Ian G.H. Ashken	Vice President and Treasurer of Rawlings Sporting Goods Company, Inc., the sole member of JT Sports LLC

*By:	/S/ IAN G.H. ASHKEN
Ian G.H. Ashken, attorney-in-fact pursuant to power of attorney filed as part of this registration statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to its Registration Statement on Form S-3 (File No. 333-158801) to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Rye, State of New York, on January 11, 2010.

K-2 CORPORATION

By:	/s/ IAN G.H. ASHKEN
Name:	Ian G.H. Ashken
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement on Form S-3 (File No. 333-158801) has been signed below by the following persons in the capacities indicated on January 11, 2010.

Name	Title

* Robert Marcovitch	President (Principal Executive Officer)

/S/ IAN G.H. ASHKEN Ian G.H. Ashken	Director, Vice President and Treasurer (Principal Financial and Accounting Officer)

* Martin E. Franklin	Director

*By:	/S/ IAN G.H. ASHKEN
Ian G.H. Ashken, attorney-in-fact pursuant to power of attorney filed as part of this registration statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to its Registration Statement on Form S-3 (File No. 333-158801) to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Rye, State of New York, on January 11, 2010.

K2 INC.

By:	/s/ IAN G.H. ASHKEN
Name:	Ian G.H. Ashken
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement on Form S-3 (File No. 333-158801) has been signed below by the following persons in the capacities indicated on January 11, 2010.

Name	Title

* James E. Lillie	President (Principal Executive Officer)

/s/ IAN G.H. ASHKEN Ian G.H. Ashken	Director, Vice President and Treasurer (Principal Financial and Accounting Officer)

* Martin E. Franklin	Director

* By:	/s/ IAN G.H. ASHKEN
Ian G.H. Ashken, attorney-in-fact pursuant to power of attorney filed as part of this registration statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to its Registration Statement on Form S-3 (File No. 333-158801) to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Rye, State of New York, on January 11, 2010.

KANSAS ACQUISITION CORP.

By:	/s/ IAN G.H. ASHKEN
Name:	Ian G.H. Ashken
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement on Form S-3 (File No. 333-158801) has been signed below by the following persons in the capacities indicated on January 11, 2010.

Name	Title

* Sam Solomon	President and Chief Executive Officer (Principal Executive Officer)

* Dan Hogan	Chief Financial Officer (Principal Financial and Accounting Officer)

* Martin E. Franklin	Director

/s/ IAN G.H. ASHKEN Ian G.H. Ashken	Director

* By:	/s/ IAN G.H. ASHKEN
Ian G.H. Ashken, attorney-in-fact pursuant to power of attorney filed as part of this registration statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to its Registration Statement on Form S-3 (File No. 333-158801) to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Rye, State of New York, on January 11, 2010.

L.A. SERVICES, INC.

By:	/s/ IAN G.H. ASHKEN
Name:	Ian G.H. Ashken
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement on Form S-3 (File No. 333-158801) has been signed below by the following persons in the capacities indicated on January 11, 2010.

Name	Title

* Andrew C. Hill	President and Chief Executive Officer (Principal Executive Officer)

/s/ IAN G.H. ASHKEN Ian G.H. Ashken	Director, Vice President and Treasurer (Principal Financial and Accounting Officer)

* Martin E. Franklin	Director

* Franz Schmid	Director

* By:	/s/ IAN G.H. ASHKEN
Ian G.H. Ashken, attorney-in-fact pursuant to power of attorney filed as part of this registration statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to its Registration Statement on Form S-3 (File No. 333-158801) to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Rye, State of New York, on January 11, 2010.

LASER ACQUISITION CORP.

By:	/s/ IAN G.H. ASHKEN
Name:	Ian G.H. Ashken
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement on Form S-3 (File No. 333-158801) has been signed below by the following persons in the capacities indicated on January 11, 2010.

Name	Title

* James E. Lillie	President and Chief Executive Officer (Principal Executive Officer)

/s/ IAN G.H. ASHKEN Ian G.H. Ashken	Director, Vice President and Treasurer (Principal Financial and Accounting Officer)

* Martin E. Franklin	Director

* By:	/s/ IAN G.H. ASHKEN
Ian G.H. Ashken, attorney-in-fact pursuant to power of attorney filed as part of this registration statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to its Registration Statement on Form S-3 (File No. 333-158801) to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Rye, State of New York, on January 11, 2010.

LEHIGH CONSUMER PRODUCTS LLC

By:	/s/ IAN G.H. ASHKEN
Name:	Ian G.H. Ashken
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement on Form S-3 (File No. 333-158801) has been signed below by the following persons in the capacities indicated on January 11, 2010.

Name	Title

* Martin E. Franklin	Chairman and Chief Executive Officer (Principal Executive Officer)

* Bart Brock	Chief Financial Officer (Principal Financial and Accounting Officer)

/s/ IAN G.H. ASHKEN Ian G.H. Ashken	Chief Financial Officer of Jarden Corporation, the sole member of Lehigh Consumer Products LLC

* By:	/s/ IAN G.H. ASHKEN
Ian G.H. Ashken, attorney-in-fact pursuant to power of attorney filed as part of this registration statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to its Registration Statement on Form S-3 (File No. 333-158801) to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Rye, State of New York, on January 11, 2010.

LOEW-CORNELL, LLC

By:	/s/ IAN G.H. ASHKEN
Name:	Ian G.H. Ashken
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement on Form S-3 (File No. 333-158801) has been signed below by the following persons in the capacities indicated on January 11, 2010.

Name	Title

* Phillip Dolcimascolo	President (Principal Executive Officer)

* Steve Smith	Vice President, Finance and Chief Financial Officer (Principal Financial and Accounting Officer)

/s/ IAN G.H. ASHKEN Ian G.H. Ashken	Vice President and Treasurer of Jarden Acquisition I, LLC, the sole member of Loew-Cornell, LLC

* By:	/s/ IAN G.H. ASHKEN
Ian G.H. Ashken, attorney-in-fact pursuant to power of attorney filed as part of this registration statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to its Registration Statement on Form S-3 (File No. 333-158801) to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Rye, State of New York, on January 11, 2010.

MARKER VOLKL USA, INC.

By:	/s/ IAN G.H. ASHKEN
Name:	Ian G.H. Ashken
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement on Form S-3 (File No. 333-158801) has been signed below by the following persons in the capacities indicated on January 11, 2010.

Name	Title

* James E. Lillie	Executive Vice President (Principal Executive Officer)

/s/ IAN G.H. ASHKEN Ian G.H. Ashken	Director, Vice President and Treasurer (Principal Financial and Accounting Officer)

* Martin E. Franklin	Director

* By:	/s/ IAN G.H. ASHKEN
Ian G.H. Ashken, attorney-in-fact pursuant to power of attorney filed as part of this registration statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to its Registration Statement on Form S-3 (File No. 333-158801) to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Rye, State of New York, on January 11, 2010.

MARMOT MOUNTAIN, LLC

By:	/s/ IAN G.H. ASHKEN
Name:	Ian G.H. Ashken
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement on Form S-3 (File No. 333-158801) has been signed below by the following persons in the capacities indicated on January 11, 2010.

Name	Title

* Mark Martin	President (Principal Executive Officer)

* Roger Barton	Senior Vice President, Finance & Operations (Principal Financial and Accounting Officer)

/s/ IAN G.H. ASHKEN Ian G.H. Ashken	Vice President and Treasurer of K2 Inc., the sole member of Marmot Mountain, LLC

* By:	/s/ IAN G.H. ASHKEN
Ian G.H. Ashken, attorney-in-fact pursuant to power of attorney filed as part of this registration statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to its Registration Statement on Form S-3 (File No. 333-158801) to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Rye, State of New York, on January 11, 2010.

MIKEN SPORTS, LLC

By:	/s/ IAN G.H. ASHKEN
Name:	Ian G.H. Ashken
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement on Form S-3 (File No. 333-158801) has been signed below by the following persons in the capacities indicated on January 11, 2010.

Name	Title

* Robert M. Parish	President (Principal Executive Officer)

* Mark A. Malone	Executive Vice President - Finance (Principal Financial and Accounting Officer)

/s/ IAN G.H. ASHKEN Ian G.H. Ashken	Vice President and Treasurer of Rawlings Sporting Goods Company, Inc., the sole member of Miken Sports, LLC

* By:	/s/ IAN G.H. ASHKEN
Ian G.H. Ashken, attorney-in-fact pursuant to power of attorney filed as part of this registration statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to its Registration Statement on Form S-3 (File No. 333-158801) to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Rye, State of New York, on January 11, 2010.

NIPPON COLEMAN, INC.

By:	/s/ IAN G.H. ASHKEN
Name:	Ian G.H. Ashken
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement on Form S-3 (File No. 333-158801) has been signed below by the following persons in the capacities indicated on January 11, 2010.

Name	Title

* Sam Solomon	President and Chief Executive Officer (Principal Executive Officer)

* Dan Hogan	Chief Financial Officer (Principal Financial and Accounting Officer)

* Martin E. Franklin	Director

/s/ IAN G.H. ASHKEN Ian G.H. Ashken	Director

*By:	/s/ IAN G.H. ASHKEN
Ian G.H. Ashken, attorney-in-fact pursuant to power of attorney filed as part of this registration statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to its Registration Statement on Form S-3 (File No. 333-158801) to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Rye, State of New York, on January 11, 2010.

OUTDOOR TECHNOLOGIES CORPORATION

By:	/s/ IAN G.H. ASHKEN
Name:	Ian G.H. Ashken
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement on Form S-3 (File No. 333-158801) has been signed below by the following persons in the capacities indicated on January 11, 2010.

Name	Title

/s/ IAN G.H. ASHKEN Ian G.H. Ashken	Director, Vice President and Assistant Treasurer (Principal Executive, Financial and Accounting Officer)

* Martin E. Franklin	Director

*By:	/s/ IAN G.H. ASHKEN
Ian G.H. Ashken, attorney-in-fact pursuant to power of attorney filed as part of this registration statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to its Registration Statement on Form S-3 (File No. 333-158801) to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Rye, State of New York, on January 11, 2010.

PENN FISHING TACKLE MFG. CO.

By:	/s/ IAN G.H. ASHKEN
Name:	Ian G.H. Ashken
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement on Form S-3 (File No. 333-158801) has been signed below by the following persons in the capacities indicated on January 11, 2010.

Name	Title

* James E. Lillie	Executive Vice President (Principal Executive Officer)

/s/ IAN G.H. ASHKEN Ian G.H. Ashken	Director, Vice President and Treasurer (Principal Financial and Accounting Officer)

* Martin E. Franklin	Director

*By:	/s/ IAN G.H. ASHKEN
Ian G.H. Ashken, attorney-in-fact pursuant to power of attorney filed as part of this registration statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to its Registration Statement on Form S-3 (File No. 333-158801) to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Rye, State of New York, on January 11, 2010.

PURE FISHING, INC.

By:	/s/ IAN G.H. ASHKEN
Name:	Ian G.H. Ashken
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement on Form S-3 (File No. 333-158801) has been signed below by the following persons in the capacities indicated on January 11, 2010.

Name	Title

* James E. Lillie	Executive Vice President (Principal Executive Officer)

* Bill Horton	Chief Financial Officer (Principal Financial and Accounting Officer)

* Martin E. Franklin	Director

/s/ IAN G.H. ASHKEN Ian G.H. Ashken	Director

*By:	/s/ IAN G.H. ASHKEN
Ian G.H. Ashken, attorney-in-fact pursuant to power of attorney filed as part of this registration statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to its Registration Statement on Form S-3 (File No. 333-158801) to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Rye, State of New York, on January 11, 2010.

QUOIN, LLC

By:	/s/ IAN G.H. ASHKEN
Name:	Ian G.H. Ashken
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement on Form S-3 (File No. 333-158801) has been signed below by the following persons in the capacities indicated on January 11, 2010.

Name	Title

* Martin E. Franklin	Vice President (Principal Executive Officer)

/s/ IAN G.H. ASHKEN Ian G.H. Ashken	Vice President and Treasurer (Principal Financial and Accounting Officer)

/s/ IAN G.H. ASHKEN Ian G.H. Ashken	Chief Financial Officer of Jarden Corporation, the sole member of Quoin, LLC

*By:	/S/ IAN G.H. ASHKEN
Ian G.H. Ashken, attorney-in-fact pursuant to power of attorney filed as part of this registration statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to its Registration Statement on Form S-3 (File No. 333-158801) to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Rye, State of New York, on January 11, 2010.

RAWLINGS SPORTING GOODS COMPANY, INC.

By:	/s/ IAN G.H. ASHKEN
Name:	Ian G.H. Ashken
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement on Form S-3 (File No. 333-158801) has been signed below by the following persons in the capacities indicated on January 11, 2010.

Name	Title

* Robert M. Parish	President and General Manager (Principal Executive Officer)

* Mark A. Malone	Executive Vice President-Finance (Principal Financial and Accounting Officer)

* Martin E. Franklin	Director

/s/ IAN G.H. ASHKEN Ian G.H. Ashken	Director

*By:	/S/ IAN G.H. ASHKEN
Ian G.H. Ashken, attorney-in-fact pursuant to power of attorney filed as part of this registration statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to its Registration Statement on Form S-3 (File No. 333-158801) to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Rye, State of New York, on January 11, 2010.

SEA STRIKER, LLC

By:	/s/ IAN G.H. ASHKEN
Name:	Ian G.H. Ashken
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement on Form S-3 (File No. 333-158801) has been signed below by the following persons in the capacities indicated on January 11, 2010.

Name	Title

* James E. Lillie	Executive Vice President (Principal Executive Officer)

/s/ IAN G.H. ASHKEN Ian G.H. Ashken	Vice President and Treasurer (Principal Financial and Accounting Officer)

/s/ IAN G.H. ASHKEN Ian G.H. Ashken	Vice President and Treasurer of Shakespeare Company, LLC, the sole member of Sea Striker, LLC

*By:	/S/ IAN G.H. ASHKEN
Ian G.H. Ashken, attorney-in-fact pursuant to power of attorney filed as part of this registration statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to its Registration Statement on Form S-3 (File No. 333-158801) to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Rye, State of New York, on January 11, 2010.

SHAKESPEARE COMPANY, LLC

By:	/s/ IAN G.H. ASHKEN
Name:	Ian G.H. Ashken
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement on Form S-3 (File No. 333-158801) has been signed below by the following persons in the capacities indicated on January 11, 2010.

Name	Title

* James E. Lillie	Executive Vice President (Principal Executive Officer)

/s/ IAN G.H. ASHKEN Ian G.H. Ashken	Vice President and Treasurer (Principal Financial and Accounting Officer)

/s/ IAN G.H. ASHKEN Ian G.H. Ashken	Vice President and Treasurer of K2 Inc., the sole member and manager of Shakespeare Company, LLC

*By:	/S/ IAN G.H. ASHKEN
Ian G.H. Ashken, attorney-in-fact pursuant to power of attorney filed as part of this registration statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to its Registration Statement on Form S-3 (File No. 333-158801) to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Rye, State of New York, on January 11, 2010.

SHAKESPEARE CONDUCTIVE FIBERS, LLC

By:	/s/ IAN G.H. ASHKEN
Name:	Ian G.H. Ashken
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement on Form S-3 (File No. 333-158801) has been signed below by the following persons in the capacities indicated on January 11, 2010.

Name	Title

* James E. Lillie	Executive Vice President (Principal Executive Officer)

/s/ IAN G.H. ASHKEN Ian G.H. Ashken	Vice President and Treasurer (Principal Financial and Accounting Officer)

/s/ IAN G.H. ASHKEN Ian G.H. Ashken	Vice President and Treasurer of K2 Inc., the sole member and manager of Shakespeare Conductive Fibers, LLC

*By:	/S/ IAN G.H. ASHKEN
Ian G.H. Ashken, attorney-in-fact pursuant to power of attorney filed as part of this registration statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to its Registration Statement on Form S-3 (File No. 333-158801) to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Rye, State of New York, on January 11, 2010.

SI II, INC.

By:	/s/ IAN G.H. ASHKEN
Name:	Ian G.H. Ashken
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement on Form S-3 (File No. 333-158801) has been signed below by the following persons in the capacities indicated on January 11, 2010.

Name	Title

/S/ IAN G.H. ASHKEN Ian G.H. Ashken	Director and President (Principal Executive Officer)

* Robert P. Totte	Director and Vice President - Tax (Principal Financial and Accounting Officer)

*By:	/S/ IAN G.H. ASHKEN
Ian G.H. Ashken, attorney-in-fact pursuant to power of attorney filed as part of this registration statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to its Registration Statement on Form S-3 (File No. 333-158801) to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Rye, State of New York, on January 11, 2010.

SITCA CORPORATION

By:	/s/ IAN G.H. ASHKEN
Name:	Ian G.H. Ashken
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement on Form S-3 (File No. 333-158801) has been signed below by the following persons in the capacities indicated on January 11, 2010.

Name	Title

* James E. Lillie	President (Principal Executive Officer)

/S/ IAN G.H. ASHKEN Ian G.H. Ashken	Director, Vice President and Treasurer (Principal Financial and Accounting Officer)

* Martin E. Franklin	Director

*By:	/S/ IAN G.H. ASHKEN
Ian G.H. Ashken, attorney-in-fact pursuant to power of attorney filed as part of this registration statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to its Registration Statement on Form S-3 (File No. 333-158801) to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Rye, State of New York, on January 11, 2010.

SUNBEAM AMERICAS HOLDINGS, LLC

By:	/s/ IAN G.H. ASHKEN
Name:	Ian G.H. Ashken
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement on Form S-3 (File No. 333-158801) has been signed below by the following persons in the capacities indicated on January 11, 2010.

Name	Title

* Martin E. Franklin	Chairman (Principal Executive Officer)

/S/ IAN G.H. ASHKEN Ian G.H. Ashken	President (Principal Financial and Accounting Officer)

/S/ IAN G.H. ASHKEN Ian G.H. Ashken	Chief Financial Officer of Jarden Corporation, the sole member of Sunbeam Americas Holdings, LLC

*By:	/S/ IAN G.H. ASHKEN
Ian G.H. Ashken, attorney-in-fact pursuant to power of attorney filed as part of this registration statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to its Registration Statement on Form S-3 (File No. 333-158801) to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Rye, State of New York, on January 11, 2010.

SUNBEAM PRODUCTS, INC.

By:	/s/ IAN G.H. ASHKEN
Name:	Ian G.H. Ashken
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement on Form S-3 (File No. 333-158801) has been signed below by the following persons in the capacities indicated on January 11, 2010.

Name	Title

* Andrew C. Hill	President and Chief Executive Officer (Principal Executive Officer)

* Alan W. LeFevre	Executive Vice President of Operations and Chief Financial Officer (Principal Financial and Accounting Officer)

* Martin E. Franklin	Director

/S/ IAN G.H. ASHKEN Ian G.H. Ashken	Director

*By:	/S/ IAN G.H. ASHKEN
Ian G.H. Ashken, attorney-in-fact pursuant to power of attorney filed as part of this registration statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to its Registration Statement on Form S-3 (File No. 333-158801) to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Rye, State of New York, on January 11, 2010.

THE UNITED STATES PLAYING CARD COMPANY

By:	/s/ IAN G.H. ASHKEN
Name:	Ian G.H. Ashken
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement on Form S-3 (File No. 333-158801) has been signed below by the following persons in the capacities indicated on January 11, 2010.

Name	Title

* Phillip Dolcimascolo	President (Principal Executive Officer)

/S/ IAN G.H. ASHKEN Ian G.H. Ashken	Director, Secretary and Treasurer (Principal Financial and Accounting Officer)

* Martin E. Franklin	Director

*By:	/S/ IAN G.H. ASHKEN
Ian G.H. Ashken, attorney-in-fact pursuant to power of attorney filed as part of this registration statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to its Registration Statement on Form S-3 (File No. 333-158801) to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Rye, State of New York, on January 11, 2010.

USPC HOLDINGS, INC.

By:	/s/ IAN G.H. ASHKEN
Name:	Ian G.H. Ashken
Title:	Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement on Form S-3 (File No. 333-158801) has been signed below by the following persons in the capacities indicated on January 11, 2010.

Name	Title

* Phillip Dolcimascolo	President (Principal Executive Officer)

/S/ IAN G.H. ASHKEN Ian G.H. Ashken	Director, Secretary and Treasurer (Principal Financial and Accounting Officer)

* Martin E. Franklin	Director

*By:	/S/ IAN G.H. ASHKEN
Ian G.H. Ashken, attorney-in-fact pursuant to power of attorney filed as part of this registration statement.